ALPHA CORE STRATEGIES FUND
SCHEDULE OF INVESTMENTS	JUNE 30, 2023 (UNAUDITED)

VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 90.7%
Credit/Distressed – 25.5% (Cost $124,162,000)
140 Summer Partners Onshore LP	$23,331,000
AG Corporate Credit Opportunities Fund, L.P.	24,571,000
Antara Capital Onshore Fund LP	16,363,000
Bybrook Capital Fund Limited	10,073,000
Diameter Onshore Fund LP	27,332,000
Nut Tree Offshore Fund, Ltd.	25,962,000
Pearlstone Alternative Fund L.P.	2,874,000
Tresidor Europe Credit Fund LP	26,674,000
Wasserstein Debt Opportunities Fund, LP*	—

157,180,000

Global Macro – 3.6% (Cost $13,654,000)
Gemsstock Fund	21,954,000

Non-U.S. Equity Hedge – 6.4% (Cost $25,577,000)
Anatole Partners Ltd.*	1,677,000
BlackRock Emerging Frontiers Fund Ltd	19,924,000
TIG Zebedee Core Fund Limited	17,984,000

39,585,000

Opportunistic – 3.3% (Cost $16,307,000)
Bellus Ventures II LP	10,458,000
Downriver SPC Ltd., For And On Behalf Of Its Segregated Portfolio B	3,179,000
FourWorld Special Opportunities Fund, LLC*	6,983,000

20,620,000

Relative Value Multi-Strategy – 23.5% (Cost $112,217,000)
Acasta Global Fund LP	22,885,000
AG Mortgage Value Partners, L.P.	19,314,000
Frere Hall Fund	16,158,000
Investcorp Interlachen Multi-Strategy Fund, LLC*	8,000
Mariner Atlantic Multi-Strategy Fund, L.P.	23,689,000
Old Orchard Credit Fund, Ltd.	22,355,000
Opti Opportunity Fund, LP	22,092,000
Varadero Partners, L.P.	18,509,000

145,010,000

		VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 90.7% continued
Sector Hedge – 8.7% (Cost $41,043,000)
Asturias Fund LP		$18,500,000
Camber Capital Fund L.P.		19,854,000
Energy Dynamics Fund, L.P.		15,589,000

		53,943,000

Special Situations – 13.8% (Cost $71,680,000)
Engine No. 1 Perennial Total Value Fund, LP		22,558,000
HG Vora Special Opportunities Fund LP		21,201,000
Nekton Global Fund Limited		20,545,000
Pentwater Merger Arbitrage Fund Ltd.		21,022,000

		85,326,000

U.S. Equity Hedge – 5.9% (Cost $26,790,000)
BBCM Offshore Fund Ltd.		18,395,000
TPG Public Equity Partners-A, L.P.		18,175,000

		36,570,000

Total Investments In Sub-Funds (Cost $431,430,000)		$560,188,000

	NUMBER OF SHARES	VALUE (ROUNDED TO THOUSANDS)
CASH EQUIVALENT – 0.1%
Goldman Sachs Financial Square Government Fund Institutional Shares 5.01%(1)	471,000	$471,000

Total Cash Equivalent (Cost $471,000)		$471,000

TOTAL INVESTMENTS – 90.8% (Cost $431,901,000)		$560,659,000
Other Assets less Liabilities – 9.2%		56,714,000
NET ASSETS - 100.0%		$617,373,000

(1)	7-day simple yield as of June 30, 2023 is disclosed.
*

During the current year, a portion or all of the underlying investments’ value in these Sub-Funds were held in a side-pocket arrangement. The Fund will not be able to redeem such value from any particular underlying investment until such amount is released from its respective side-pocket arrangement. In the aggregate, approximately 1.40% of the Fund’s net assets are in side-pocket arrangements. The Fund is not able to estimate the timing of receipt of such amounts.

Percentages shown are based on net assets.

Sub-Fund investments are non-income producing.

See Notes to the Quarterly Report.

QUARTERLY REPORT  1  ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND
SCHEDULE OF INVESTMENTS continued	JUNE 30, 2023 (UNAUDITED)

At June 30, 2023, the investment strategies of Sub-Funds as a percentage of the Fund’s net assets were as follows:

STRATEGY WEIGHTINGS	PERCENTAGE
Credit/Distressed	25.5%
Global Macro	3.6
Non-U.S. Equity Hedge	6.4
Opportunistic	3.3
Relative Value Multi-Strategy	23.5
Sector Hedge	8.7
Special Situations	13.8
U.S. Equity Hedge	5.9
Cash Equivalent and Other Assets less Liabilities	9.3

Total	100.0%

At June 30, 2023, the Fund’s Sub-Funds investments were domiciled as follows:

COUNTRIES	COST	VALUE
Cayman Islands-32.3%	$142,766,000	$199,228,000
United States-58.4%	288,664,000	360,960,000

Total	$431,430,000	$560,188,000

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The Fund’s investment in the Goldman Sachs Financial Square Government Fund, an open-end investment company, is valued at its net asset value and is classified as Level 1 in the fair value hierarchy under Accounting Standard Codification 820, Fair Value Measurement.

In February of 2023 the Investment Manager was notified by Interlachen Capital Group, the Investment Manager for the Investcorp Interlachen Multi-Strategy Fund, LLC (Interlachen Fund or Sub-Fund), that a pending litigation claim held within the Interlachen Fund received a favorable jury verdict that could result in a cash judgement for the Fund. Due to the uncertainty and the timing of ultimate cash judgement, the Investment Manager has not included any potential gain associated with this claim for the Fund. The range of outcomes is estimated between $0.7 and $1.9 Million.

Substantially all uncertainties about the realization of a gain contingency should be resolved before the gain contingency is considered realized or realizable and recognized in the financial statements. A gain is realized when cash or a claim to cash has been received and the cash (or claim to cash) is not subject to refund or clawback. At which time there is certainty to the amount of recovery and the timing of the cash payment the Fund will increase the NAV of the Sub-Fund accordingly.

The Investment Manager has determined that the Sub-Fund’s NAV not to be reasonable based the uncertainty, range of values and timing of the litigation claim, as such, the Sub-Fund is being fair valued as a Level 3 investment.

All other Sub-Funds were valued at fair value, considering the net asset value per share (or its equivalent) provided to the Fund by the Sub-Fund as a practical expedient for fair value, and have not been classified in the fair value hierarchy. See Notes to the Quarterly Report for further risk and liquidity information of the Fund’s underlying investments by major category.

The Fund is not able to obtain complete investment holdings details on each of the Sub-Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportional share of any investments held by the Sub-Funds exceeds 5% of the net assets of the Fund as of June 30, 2023.

See Notes to the Quarterly Report.

ALPHA CORE STRATEGIES FUND  2   QUARTERLY REPORT

ALPHA CORE STRATEGIES FUND
NOTES TO THE QUARTERLY REPORT	JUNE 30, 2023 (UNAUDITED)

1. RISK FACTORS

Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement requires disclosure to assist in understanding the nature and risk of the investments by major category. The table below summarizes the fair value and other pertinent liquidity information of the Fund’s underlying investments by major category.

	VALUE (IN MILLIONS)	UNFUNDED COMMITMENTS	REDEMPTION FREQUENCY*	REDEMPTION NOTICE PERIOD
Credit/Distressed (a)	$157	$—	Not Eligible, Quarterly	60-90 Days
Global Macro (b)	22	—	Monthly	30 Days
Non-U.S. Equity Hedge (c)	40	—	Not Eligible, Monthly, Quarterly	30-90 Days
Opportunistic (d)	21	—	Not Eligible, Monthly	90 Days
Relative Value Multi-Strategy (e)	145	—	Not Eligible, Monthly, Quarterly	30-90 Days
Sector Hedge (c)	54	—	Monthly, Quarterly	60-90 Days
Special Situations (a)	85	—	Monthly, Quarterly	60-92 Days
U.S. Equity Hedge (c)	36	—	Quarterly	60 Days

	$560	$—

*	Not eligible is only applicable for side pockets.
(a)

Event Driven – The managers in this category seek to profit from opportunities arising from specific situations affecting individual stocks or unique circumstances in a particular industry, sector or market. These market participants typically specialize in certain sectors of the Event Driven space, utilizing unique skills or knowledge of bankruptcy law, specific market events, or otherwise. Sub-strategies in this category include Credit/Distressed and Special Situations. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. One investment representing approximately 1.18% of the fair value of investments in this category cannot be immediately redeemed because the investment includes restrictions that do not allow for full redemptions within twelve months after acquisition and includes investor-level gate restrictions. The remaining initial investment restriction period for the investment is approximately eight months at June 30, 2023. The subsequent investor-gate level is for fifteen months and does not allow for full redemptions. Investments representing approximately 81.67% of the fair value of investments in this category include shares that cannot be immediately redeemed because the investments include investor-level gate restrictions. These gates are twelve months and do not allow for full redemptions on newly acquired shares. For one investment representing less than 0.01% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

(b)

Global Macro – The managers in this category employ strategies directed more heavily towards the ebbs and flows of markets on a larger scale, as opposed to focusing on the relative attractiveness between individual securities. Managers seek to identify the direction that certain markets will follow over various time periods and position their portfolios accordingly. Sub-strategies in this category include Global Macro. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. As of June 30, 2023, there are no redemption restrictions.

(c)

Hedged Equity – The managers in this category seek to identify and select equity securities that will rise in price on the long side and those that will fall in price on the short side. Equity securities make up the large bulk of their underlying exposure. Net exposure ranges from zero to 100%, while gross exposure can be 200% or more. Sub-strategies in this category include Non-U.S. Equity Hedge, Sector Hedge and U.S. Equity Hedge. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. One investment representing approximately 14.14% of the fair value of investments in this category cannot be immediately redeemed because the investment includes investor-level gate restrictions. The gate is six months and does not allow for full redemptions. For one investment representing approximately 1.29% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

(d)

Opportunistic – The managers in this category seek to produce differentiated return streams often with lower fees by offering access to specific trades, based on high conviction ideas, directly to investors. The specific trades that could fall under any of the other vehicles may offer more frequent liquidity. Sub-strategies in this category include Opportunistic. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. For investments representing 33.86% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

(e)

Relative Value – The managers in this category seek to deliver alpha without subjecting themselves to or relying on beta or general market exposure for performance. They seek to do this by identifying and exploiting various arbitrage opportunities between and among related groups of securities, with the expectation that returns will have a low correlation to the markets in which those securities trade. Sub-strategies in this category include Relative Value Multi-Strategy. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. Investments representing approximately 28.55% of the fair value of investments in this category cannot be immediately redeemed because the investments include investor-level gate restrictions. These gates are for twelve months and do not allow for full redemptions. For one investment representing approximately 0.01% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

2. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the quarterly report was issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for disclosure.

QUARTERLY REPORT  3  ALPHA CORE STRATEGIES FUND